 5: 7:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

Commission file number: 0-23391

XFORMITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-1434313 (I.R.S. Employer Identification No.)

14333 Proton Drive
                       Dallas, Texas 75244
(Address of principal executive offices, including zip code)

Registrant's Telephone No., including area code: (972) 661-1200
ITEM 5.02:	DEPARTURE OF DIRECTOR

        On April 19, 2005, Sergio Nesti submitted his voluntary resignation as a member of the board of directors of Xformity Technologies, Inc. (the "Company"). The resignation was effective immediately. Mr. Nesti cited personal reasons for his resignation.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.
XFormity Technologies, Inc.
Date: April 21, 2005	Signature:	/s/ Mark Haugejorde Mark Haugejorde, President